UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ALMOST FAMILY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 15, 2005

To Our Stockholders:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Almost Family, Inc. on Monday, May 16, 2005.  The meeting will be held at the Company’s headquarters at 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky, at 9:00 a.m. local time.

The official Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed with this letter.

Please take the time to read carefully the two proposals for stockholder action described in the accompanying proxy materials.  Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly completing, signing and dating your proxy form and returning it in the enclosed envelope.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Your interest and participation in the affairs of the Company are greatly appreciated.  Thank you for your continued support.

Sincerely,

William B. Yarmuth
Chairman of the Board,
President & CEO

ALMOST FAMILY, INC.
9510 Ormsby Station Road, Suite 300
Louisville, Kentucky  40223

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 16, 2005

To the Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Almost Family, Inc. (the “Company”), will be held at the Company’s headquarters, 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky, on Monday, May 16, 2005, at 9:00 a.m. local time for the following purposes:

(1)                                  To elect a Board of eight directors to serve until the next annual meeting of stockholders;

(2)                                  To ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2005; and

(3)                                  To transact such other business as may properly come before the meeting or any adjournments thereof.

A Proxy Statement describing matters to be considered at the Annual Meeting is attached to this Notice.  Only stockholders of record at the close of business on April 5, 2005, are entitled to receive notice of and to vote at the meeting.  A list of stockholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days before the meeting at the Company’s offices located at 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky.

By Order of the Board of Directors

C. Steven Guenthner
Secretary

Louisville, Kentucky

April 15, 2005

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED.  IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

ALMOST FAMILY, INC.
9510 Ormsby Station Road, Suite 300
Louisville, Kentucky  40223

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 16, 2005

Introduction

This proxy statement and accompanying proxy are being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Almost Family, Inc., a Delaware corporation (the “Company”), to be voted on at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof.  In this proxy statement, references to the “Company,” “we,” “us”, or “our” refer to Almost Family, Inc.  This proxy statement and accompanying proxy are first being mailed to stockholders on or about April 15, 2005.

Date, Time and Place

The Annual Meeting will be held at the Company’s headquarters, at 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky, on Monday, May 16, 2005, at 9:00 a.m., local time, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting.

Record Date and Voting Securities

The Board has fixed the record date (the “Record Date”) for the Annual Meeting as the close of business on April 5, 2005.  Only stockholders of record of our common stock, par value $.10 per share (the “Common Stock”) at the close of business on the Record Date will be entitled to vote at the meeting and at any adjournment or postponement thereof.  At the close of business on the Record Date, there were outstanding 2,327,527 shares of Common Stock (each of which is entitled to one vote per share on all matters to be considered at the Annual Meeting).

The presence in person or by proxy of the holders of a majority in voting power of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.  Shares of Common Stock represented by properly executed proxies received before the close of voting at the Annual Meeting will be voted as directed by the stockholders, unless revoked as described below.  Under Delaware law, proxies marked as abstentions are not counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists.  In addition, shares held in street name that have been designated by brokers on proxy cards as not voted will not be counted as votes cast, but will be considered present and entitled to vote to determine if a quorum exists.

Voting of Proxies

If no instructions are given, shares represented by executed but unmarked proxies will be voted FOR election of the individuals nominated as directors and FOR ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year.  If any other matter is brought before the annual meeting, shares represented by proxies will be voted by the proxy holders as directed by a majority of the Board.

Revocability of Proxies

A stockholder who completes and returns the proxy that accompanies this proxy statement may revoke that proxy at any time before the closing of the polls at the Annual Meeting.  A stockholder may revoke a proxy by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company at the Company’s main office address at any time before the annual meeting.  Stockholders may also revoke proxies by delivering a duly executed proxy bearing a later date to the inspector of election at the Annual Meeting before the close of voting, or by attending the Annual Meeting and voting in person.  You may attend the Annual Meeting even though you have executed a proxy, but the presence of a stockholder at the Annual Meeting will not automatically revoke that stockholder’s proxy.

Solicitation of Proxies

The original solicitation of proxies by mail may be supplemented by telephone and other means of communication and through personal solicitation by officers, directors and other employees of the Company, at no compensation.  Proxy materials will also be distributed through brokers, custodians and other like parties to the beneficial owners of Common Stock, and the Company will reimburse such parties for their reasonable out-of-pocket and clerical expenses incurred in connection therewith.

Votes Required

Each of the proposals will be considered separately.

Election of Directors

The affirmative vote of a plurality of the votes entitled to be cast by the holders of Common Stock present in person or represented by proxy is required to elect each nominee.  Proxies cannot be voted for a greater number of persons than are named.  Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast at the Annual Meeting for the purpose of electing directors.

Ratification of the Appointment of the Independent Auditor

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2005 must be approved by the affirmative vote of a majority of the votes cast at the Annual Meeting.  For the purposes of this vote, a vote to abstain and a broker “non-vote” will have no effect on the vote on such proposal.

Other Matters

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement.  If any other matters properly come before the Annual Meeting and call for a vote of stockholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, eight directors will be elected to serve until the next annual meeting of stockholders.  To be elected, a nominee must receive a plurality of the votes cast in the election at the Annual Meeting.  Proxies cannot be voted for a greater number of persons than are named.  Although it is not anticipated that any of the nominees listed below will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.

Nominees for Election as Directors

Set forth below is a list of Board members who will stand for re-election at the Annual Meeting, together with their ages, all Company positions and offices each person currently holds and the year in which each person joined the Board.

Name	Age	Position or Office	Director Since

William B. Yarmuth	52	Chairman of the Board, President and Chief Executive Officer	1991

Steven B. Bing	58	Director	1992

Donald G. McClinton	71	Director	1994

Tyree G. Wilburn	52	Director	1996

Jonathan D. Goldberg	53	Director	1997

Wayne T. Smith	59	Director	1997

W. Earl Reed, III	53	Director	2000

Henry M. Altman, Jr.	68	Director	2004

William B. Yarmuth.   Mr. Yarmuth has been a director of the Company since 1991, when the Company acquired National Health Industries (“National”), where Mr. Yarmuth was Chairman, President and Chief Executive Officer.  After the acquisition, Mr. Yarmuth became the President and Chief Operating Officer of the Company.  Mr. Yarmuth became Chairman and CEO in 1992.  He was Chairman of the Board, President and Chief Executive Officer of National from 1981 to 1991.

Steven B. Bing.  Mr. Bing was elected a director in January 1992.  Mr. Bing is a principal and Chief Operating Officer of Prosperitas Investment Partners, L.P., a private investment company located in Louisville, Kentucky.  He is also a director of various closely-held business entities.

Donald G. McClinton.  Mr. McClinton was elected a director in October 1994.  Mr. McClinton was President and part owner of Skylight Thoroughbred Training Center, Inc., a thoroughbred training center, until July 2002, when it was sold.  From 1986 to 1994, Mr. McClinton was co-chairman of Interlock Industries, a privately held conglomerate in the metals and transportation industries.

Tyree G. Wilburn.  Mr. Wilburn was elected a director in January 1996.  Mr. Wilburn is Chairman of the Board, President and Chief Executive Officer of Merit Health Systems, LLC, a private hospital management company.  He was a private investor from 1996 to 2002.  From 1992 to 1996, Mr. Wilburn was Chief Development Officer of Community Health Systems, Inc., and, most recently, Executive Vice President and Chief Financial and Development Officer.  From 1974 to 1992, Mr. Wilburn was with Humana Inc. where he held senior and executive positions in mergers and acquisitions, finance, planning, hospital operations, audit and investor relations.  He is also a director of several private companies.

Jonathan D. Goldberg.  Mr. Goldberg was elected a director in February 1997.  Mr. Goldberg is the managing partner of the law firm of Goldberg and Simpson in Louisville, Kentucky and has served in that capacity since 1991.

Wayne T. Smith.  Mr. Smith was elected a director in March 1997.  Mr. Smith is Chairman of the Board, President and Chief Executive Officer of Community Health Systems, Inc., having been elected President and then Chief Executive Officer and a director in 1997.  Mr. Smith also serves as a director of Praxair, Inc.  Mr. Smith was President, Chief Operating Officer and a member of the Board of Directors of Humana Inc. from 1993 to 1996 and served with Humana Inc. from 1973 to 1993 in various capacities, including numerous positions as vice president and divisional president.

W. Earl Reed, III.  Mr. Reed was elected a director in November 2000. Mr. Reed has been a partner with The Allegro Group, a healthcare financial advisory firm that advises public and private healthcare organizations, since September 1998.  From May 2000 to December 2001, Mr. Reed served as Chairman, President and Chief Executive Officer of Rehab Designs of America Corporation, a private venture capital backed orthotics and prosthetics healthcare company, as part of a turnaround project.  Rehab Designs of America Corporation filed a voluntary petition for protection under Chapter 11 of the federal bankruptcy code in February 2001 and emerged in December 2001 after successfully completing its financial restructuring. From 1987 to 1998, Mr. Reed was Chief Financial Officer and member of the board of directors of Vencor, Inc.  Vencor filed voluntary petitions for protection under Chapter 11 of the federal bankruptcy code in September 1999 and emerged in April 2001 after successfully completing its financial restructuring.

Henry M. Altman, Jr.  Mr. Altman was elected a director in 2004.  Mr. Altman retired in 2002 following over 40 years of experience in public accounting, most recently serving as the president and managing director of the Deming, Malone, Livesay & Ostroff CPA firm.  He is currently the owner of Altman Consulting LLC, an independent business consulting firm.  Mr. Altman currently serves on the boards of Jewish Hospital HealthCare Services and University Medical Center in Louisville, Kentucky, and the American Hospital Association’s Committee on Governance; Mr. Altman has previously served as the chair of each of these boards.  He also serves on the boards of Louisville Medical Center Development Corporation, the Institute for Bioethics, Health Policy and Law, and Republic Bancorp.  In 2001, Mr. Altman was presented with the inaugural Kentucky Hospital Association Health Care Governance Award.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES FOR DIRECTOR OF THE COMPANY.

Meetings of the Board of Directors

The Board met on five occasions during the fiscal year ended December 31, 2004.  Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and its committees on which such director served during his period of service, with the exception of Mr. Smith, who attended 60% of the meetings.  In addition, all members of the Board are expected to attend the Annual Meeting and did so in 2004.

Committees of the Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee.  As described in its charter, the principal duties of the Audit Committee include appointing the Company’s independent auditors, reviewing the scope of the audit, reviewing the corporate accounting practices and policies with the independent auditors, reviewing with the independent auditors their final report, reviewing with independent auditors overall accounting and financial controls and consulting with the independent auditors.  A copy of the Audit Committee charter is attached to this proxy statement as an appendix.  All of the members of the Audit Committee are “independent,” as that term is defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and meet the criteria for independence under the Sarbanes-Oxley Act of 2002 and the rules adopted by the Securities and Exchange Commission.  The members of the Audit Committee are Messrs. Goldberg, Reed (Chair), and Wilburn.  The Board has designated Reed as the “audit committee financial expert” within the meaning of the SEC rules.  The Audit Committee held eight meetings during 2004.

Compensation Committee.  The principal duties of the Compensation Committee are to review the compensation of directors and officers of the Company and to prepare recommendations and periodic reports to the Board concerning such matters.  The Compensation Committee also administers the Company’s employee stock option plans.  All of the members of the Compensation Committee are “independent” under all applicable rules, including the listing standards under Rule 4200(a)(15) of the National Association of Securities Dealers and the requirements of the Securities and Exchange Commission.  The members of the Compensation Committee are Messrs. Bing, Goldberg, McClinton (Chair), Reed, Smith and Wilburn.  The Compensation Committee held one meeting during 2004.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee was initially formed in March 2004.  The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which charter sets forth the functions and responsibilities of the Nominating and Corporate Governance Committee.  A copy of the Nominating and Corporate Governance Committee charter was attached as an appendix to our proxy statement for fiscal 2003.  As described in its charter, the Nominating and Corporate Governance Committee exercises general oversight with respect to the governance of the Board, including with respect to the identification and recommendation to the Board of proposed nominees for election to the Board.  All of the members of the Nominating and Corporate Governance Committee are “independent” under all applicable rules, including the listing standards under Rule 4200(a)(15) of the National Association of Securities Dealers and the requirements of the Securities and Exchange Commission.  The members of the Nominating and Corporate Governance Committee are Messrs. Bing, Goldberg (Chair) and Wilburn.  The Nominating and Corporate Governance Committee held one meeting during 2004.

Policy Regarding Consideration of Candidates for Director

Stockholder Nominees

The Nominating and Corporate Governance Committee will consider stockholder recommendations for director nominees at the 2006 annual meeting if stockholders comply with the requirements of the Company’s by-laws; a copy of the relevant section of the by-laws may be obtained from the Company’s Secretary.  To be considered timely and to be included in our proxy statement and related proxy for the 2006 annual meeting, stockholders should submit nominations, if any, not less than 30 days before the 2006 annual meeting, to the Company’s Corporate Secretary, at 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky, 40223.

Stockholder nominations should include, among other items, the name, age, business address and residence address of the nominee, the principal occupation or employment of the nominee, the class and number of shares of Common Stock which are beneficially owned by the nominee on the date of such nomination is submitted, any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934.  The stockholder nominating such nominee should also include the name and address of such stockholder and any other stockholders known by such stockholder to be supporting such nominee as they appear on the Company’s books along with the class and number of shares of Common Stock which are beneficially owned on the date of the nomination by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee.

Director Qualifications

The Nominating and Corporate Governance Committee seeks to ensure that the majority of directors qualify as “independent” under all applicable rules, including the listing standards under Rule 4200(a)(15) of the National Association of Securities Dealers and the requirements of the Securities and Exchange Commission.  The Nominating and Corporate Governance Committee will review with the Board the requisite skills and characteristics for potential nominees.  This assessment will include consideration of the nominees’ qualification as independent as well as their background, board skill needs, diversity and business experience.  The Board will seek individuals who have displayed high ethical standards, integrity and sound business judgment.

The Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interest of the Company and its stockholders.  The manner in which the Nominating and Corporate Governance Committee evaluates a potential nominee will not differ based on whether the nominee is recommended by a stockholder of the Company.

The Company does not pay a third party fee to assist in identifying and evaluating nominees, but the Company does not preclude the potential for using such services if needed as may be determined at the discretion of the Nominating and Corporate Governance Committee.

Compensation of Directors

Directors who are not also employees of the Company are entitled to compensation at a rate of $2,000 for each Board meeting attended, $500 for each independently scheduled committee meeting attended, other than the Audit Committee, and $2,000 for each independently scheduled Audit Committee meeting attended.  In addition, non-employee directors are eligible to receive stock options under the Almost Family, Inc. 2000 Stock Option Plan.  During 2004, Mr. Altman received a grant of 10,000 options upon his appointment to the Board of Directors.

Code of Ethics

The Board has approved and adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees, including the principal executive and financial officers, the controller and the principal accounting officer of the Company.  The Code of Ethics and

Business Conduct is available in its entirety on the Company’s website, www.almost-family.com.  The Company intends to post amendments to, or waivers from, its Code of Ethics and Business Conduct, if any, that apply to the principal executive and financial officers, the controller or the principal accounting officer on its website.

PROPOSAL 2
RATIFICATION OF INDEPENDENT AUDITOR

Pursuant to prior authorization of the Company’s Board, the Audit Committee has appointed the firm of Ernst & Young LLP to serve as the independent public accountants to audit the financial statements of the Company for the year ended December 31, 2005.  Accordingly, a resolution will be presented at the Annual Meeting to ratify the appointment of Ernst & Young LLP.  If the stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider such appointment.  Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.  One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

STOCK OWNERSHIP INFORMATION

The following table sets forth as of the Record Date certain information with respect to the beneficial ownership of the Company’s Common Stock of (i) the Chief Executive Officer and the four executive officers of the Company who earned the highest total salary and bonus during fiscal 2004 (the “Named Executive Officers”), (ii) each director or nominee for director of the Company, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock.  The Company has no shares of Preferred Stock outstanding.

	Shares of Common Stock Beneficially Owned (1)
Directors and Executive Officers	Amount and Nature of Beneficial Ownership		Percent of Class

William B. Yarmuth 100 Mallard Creek Road, Suite 400 Louisville, KY 40207	635,048	(2)	24.1%

Mary A. Yarmuth 100 Mallard Creek Road, Suite 400 Louisville, KY 40207	635,048	(3)	24.1%

C. Steven Guenthner	105,841	(4)	4.4%

Steven B. Bing	4,840	(5)	*

Donald G. McClinton	45,990	(6)	1.9%

Tyree G. Wilburn	28,000	(7)	1.2%

Jonathan D. Goldberg	42,726	(8)	1.8%

Wayne T. Smith 155 Franklin Road, Suite 400 Franklin, TN 37027-4600	131,410	(9)	5.6%

W. Earl Reed, III	72,278	(10)	3.1%

Henry M. Altman, Jr.	2,500	(11)	*

Patrick T. Lyles	55,046	(12)	2.3%

Anne T. Liechty	23,806	(13)	1.0%

Directors and Executive Officers as a Group (12 persons)	1,139,120	(14)	39.7%

Other Five Percent Beneficial Owners

Heartland Advisors, Inc. William J. Nasgovitz 789 North Water Street Milwaukee, WI 53202	250,000	(15)	10.7%

Yarmuth Family Limited Partnership 100 Mallard Creek Road, Suite 400 Louisville, KY 40207	157,723	(16)	6.8%

David T. Russell 1414 Greenfield Avenue, Apt. 302 Los Angeles, CA 90025	185,122		8.0%

*  Represents less than 1% of class.

(1)                                  Based upon information furnished to the Company by the named persons, and information contained in filings with the Securities and Exchange Commission (the “Commission”).  Under the rules of the Commission, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days, and such shares are deemed to be outstanding for the purpose of computing the percentage beneficially owned by such person or group.  Unless otherwise indicated, the named person has the sole voting and investment power with respect to the number of shares of Common Stock set forth opposite such person’s name.

(2)                                  Includes 2,962 shares as to which Mr. Yarmuth shares voting and investment power pursuant to a family trust and an option for 250,000 shares vested and exercisable, and 55,000 exercisable options owned by Mrs. Yarmuth in addition to 56,427 shares owned directly by Mrs. Yarmuth.

(3)                                  Includes the same ownership components as stated for Mr. Yarmuth.

(4)                                  Includes 55,000 shares subject to currently exercisable options.

(5)                                  Includes 4,500 shares subject to currently exercisable options.

(6)                                  Includes 18,000 shares subject to currently exercisable options and 13,490 phantom shares within the Non-Employee Directors Deferred Compensation Plan.

(7)                                  Includes 18,000 shares subject to currently exercisable options.

(8)                                  Includes 18,000 shares subject to currently exercisable options and 20,726 phantom shares within the Non-Employee Directors Deferred Compensation Plan.

(9)                                  Includes 8,000 shares subject to currently exercisable options and 12,785 phantom shares within the Non-Employee Directors Deferred Compensation Plan.

(10)                            Includes 16,000 shares subject to currently exercisable options and 6,278 phantom shares within the Non-Employee Directors Deferred Compensation Plan.

(11)                            Includes 2,500 shares subject to currently exercisable options.

(12)                            Includes 45,000 shares subject to currently exercisable options.

(13)                            Includes 20,500 shares subject to currently exercisable options.

(14)                            Includes currently exercisable options held by all directors and executive officers as a group to purchase 510,500 shares of Common Stock and 53,278 phantom shares held by Non-Employee Directors within the Non-Employee Directors Deferred Compensation Plan.

(15)                            Based upon a Schedule 13G/A filed with the Commission for the year ended December 31, 2004, Heartland Advisors, Inc., and William J. Nasgovitz, President and principal shareholder of Heartland Advisors, Inc., have shared voting and/or dispositive power with respect to 250,000 shares of Common Stock.

(16)                            Robert N. Yarmuth is the general partner and is the brother of William B. Yarmuth.

EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid by the Company for services rendered in all capacities during the years ended December 31, 2004, 2003 and 2002 to the Chief Executive Officer and the four other most highly compensated executive officers earning over $100,000 in salary and bonus.  Bonus amounts for 2003 reflect the executive officers’ portion of a discretionary holiday bonus.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Earned Bonus ($)	Securities Underlying Options (#)
William B. Yarmuth Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	254,808 250,000 250,000	0 0 0	0 0 0

C. Steven Guenthner Senior Vice President Secretary/Treasurer and Chief Financial Officer	2004 2003 2002	175,670 169,950 167,285	0 1,148 0	0 0 0

Mary A. Yarmuth Senior Vice President - Service Development	2004 2003 2002	159,700 154,500 152,077	0 1,148 0	0 0 0

Patrick T. Lyles Senior Vice President	2004 2003 2002	143,729 139,050 136,869	0 1,148 0	0 0 0

Anne T. Liechty Senior Vice President – Visiting Nurse Operations	2004 2003 2002	146,988 139,050 136,869	0 1,148 20,000	0 0 0

William Yarmuth Employment Agreement

The Company has a year-to-year employment agreement with William B. Yarmuth, its Chairman of the Board, President and Chief Executive Officer. Under the terms of the agreement, Mr. Yarmuth earned an annual base salary of $254,808 in fiscal 2004.  In addition, Mr. Yarmuth is eligible for a performance based cash incentive of 50% of his annual base salary.

The agreement includes a covenant not to compete for a period of two years following Mr. Yarmuth’s termination as an employee of the Company and potential termination payments to Mr. Yarmuth of two times his then current annual salary.

Option Grants in Last Fiscal Year

There were no grants of stock options to the executive officers named in the Summary Compensation Table in the fiscal year ended December 31, 2004.

OPTION EXERCISES IN FISCAL 2004 AND DECEMBER 31, 2004 VALUES

As set forth below, no executive officer exercised stock options during the year ended December 31, 2004.  In addition, set forth below is information with respect to the number and value of unexercised stock options held by the executive officers named in the summary Compensation Table at December 31, 2004.

Aggregated Options Exercise in the Last Fiscal Year
and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options At December 31, 2004		Value of Unexercised In- The-Money At December 31, 2004 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

William B. Yarmuth	0	$0	250,000	0	$2,907,500	$0

C. Steven Guenthner	0	0	55,000	0	642,025	0

Mary A. Yarmuth	0	0	55,000	0	642,025	0

Patrick T. Lyles	0	0	45,000	0	535,038	0

Anne T. Liechty	0	0	20,500	0	235,184	0

(1) These amounts represent the market value less the exercise price.  The market value of the Common Stock was $14.73 based on the closing bid price per share at December 31, 2004, on the Nasdaq Small Cap System.

COMPENSATION COMMITTEE REPORT

Compensation Policies

The Compensation Committee of the Board is comprised of Messrs. Bing, Goldberg, McClinton, Reed, Smith and Wilburn, each a non-employee director of the Company.  The Compensation Committee is responsible for advising the Board on matters relating to the compensation of the Company’s executive officers and administering the Company’s stock option plans.  Under rules established by the Securities and Exchange Commission, the Compensation Committee is required to disclose: (1) the committee’s compensation policies applicable to the Company’s executive officers; (2) the relationship of executive compensation to corporate performance; and (3) the committee’s basis for determining the compensation of the Company’s chief executive officer.  Pursuant to those requirements, the committee has prepared this report for inclusion in the proxy statement.

The Compensation Committee’s policies concerning the compensation of the Company’s executive officers are summarized as follows:

•                  Compensation awarded by the Company should be effective in attracting, motivating and retaining key executives;

•                  Executive officers of the Company should be compensated at a level which is comparable to other executives with similar skills and qualifications; and

•                  The Company’s compensation programs should give executive officers a financial interest in the Company similar to the interests of the Company’s stockholders.

The Company’s executive officers are compensated through a combination of salary, annual bonuses (when appropriate) and grants of stock options under the Company’s option plans.  The annual salaries of the Company’s executives are reviewed from time to time by the Compensation Committee.  The Compensation Committee recommends to the Board that adjustments be made where necessary in order for the annual salaries of the Company’s executives to be competitive with the salaries of other executives with similar skills and qualifications.  Officers of the Company are eligible for performance based cash incentives based on the Compensation Committee’s subjective determination of performance in conjunction with a review of the Company’s achievement of annual goals and objectives established by the Compensation Committee.  For fiscal 2004 the goals and objectives related to meeting earnings targets.  Based on these goals and objectives, with respect to the 2004 fiscal year, no performance based cash incentives were paid to the Company’s executive officers.

The Compensation Committee periodically grants stock options under the Company’s option plans in order to provide executive officers and other employees with an additional incentive to strive for the success of the Company’s business so as to increase the price of the Company’s Common Stock.  The Compensation Committee believes that stock options are a valuable tool in encouraging executive officers to align their interests with the interests of the stockholders and to manage the Company for the long term.  With respect to the 2004 fiscal year, the Compensation Committee did not grant options for shares of Common Stock to the executive officers named in the Summary Compensation Table.

Compensation of the Chief Executive Officer

William B. Yarmuth, the Chairman, President and Chief Executive Officer of the Company, is eligible to participate in the same executive compensation plans available to the Company’s other executive officers.  Mr. Yarmuth’s salary of $254,808 for the 2004 fiscal year was determined pursuant to his employment agreement.  Mr. Yarmuth received no bonus during 2004.  See discussion regarding incentive compensation under “Compensation Policies” above.

OBRA Deductibility Limitation

Under the Omnibus Budget Reconciliation Act of 1993 (“OBRA”), subject to certain exceptions and transition provisions, the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated executive officers of a publicly held corporation, is limited to $1 million per year, per executive officer.  The Company has determined not to take any actions at this time with respect to its compensation plans that might be necessary to exempt compensation under such plans from the OBRA deductibility limitation.

All members of the Compensation Committee concur in this report.

Compensation Committee:	Steven B. Bing
Jonathan D. Goldberg
Donald G. McClinton
W. Earl Reed, III
Wayne T. Smith
Tyree G. Wilburn

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board is comprised of Messrs. Bing, Goldberg, McClinton, Reed, Smith, and Wilburn, each a non-employee director of the Company.  None of our executive officers serve on the Compensation Committee or board of directors of any other company of which any members of our Compensation Committee or any of our directors is an executive officer.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is composed of three directors, all of whom meet the current Nasdaq Marketplace Rules test for independence.  The Committee acts under a written charter adopted by the Board.  The Audit Committee has prepared the following report on its activities with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2004 (the “Audited Financial Statements”).

•                  The Audit Committee reviewed and discussed the Company’s Audited Financial Statements with management;

•                  The Audit Committee discussed with Ernst & Young LLP, the Company’s independent auditors for fiscal 2004, the matters required to be discussed by Statements on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380);

•                  The Audit Committee received from the independent auditors the written disclosures regarding auditor independence and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with Ernst & Young LLP its independence from the Company and its management, and considered whether Ernst & Young LLP’s provision of non-audit services to the Company was compatible with the auditor’s independence; and

•                  The Audit Committee reviewed the selection, application and disclosure of critical accounting policies; and

•                  Based on the review and discussion referred to above, and in reliance thereon, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the U.S. Securities and Exchange Commission.

All members of the Audit Committee concur in this report.

Audit Committee:

Jonathan D. Goldberg

W. Earl Reed, III

Tyree G. Wilburn

Fees Paid to the Independent Auditors

Audit Fees

Ernst & Young LLP charged to the Company an aggregate amount of $195,000 and $160,000 for professional services rendered for fiscal year 2004 and fiscal year 2003, respectively, for the audit of the Company’s annual financial statements, the reviews of the Company’s financial statements included in the Company’s reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Ernst & Young LLP charged to the Company an aggregate amount of $26,000 and $9,000 for assurance and related services rendered for fiscal year 2004 and fiscal year 2003, respectively, that are reasonably related to the performance of the audit or review of the Company’s financial statements other than the fees disclosed in the foregoing paragraph.

Tax Fees

Ernst & Young LLP charged to the Company an aggregate amount of $73,600 and $81,105 for professional services rendered for fiscal year 2004 and fiscal year 2003, respectively, for tax compliance, tax advice, and tax planning.

All Other Fees

Ernst & Young LLP did not bill the Company for any fees for products and services rendered in 2004 and 2003, other than those reported in the foregoing paragraphs.

Pre-Approval Policies and Procedures

During fiscal year 2004, the Audit Committee approved all audit, audit related and non-audit services provided to the Company by Ernst & Young LLP before management engaged the auditor for those purposes.  The Audit Committee’s current practice is to consider for pre-approval all audit, audit related and non-audit services proposed to be provided by our independent auditors for the fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The son of Henry M. Altman, Jr., William L. Altman, is the sole owner of Altman Insurance Services, an independent insurance agency in Louisville.  During 2004, the Company paid Altman Insurance Services a brokerage/service fee of $75,000 in connection with the Company’s self-insured health insurance plan.

COMPARISON OF FIVE-YEAR CUMULATIVE STOCKHOLDER RETURN

The graph that follows compares the cumulative return experienced by holders of the Company’s Common Stock during the last five fiscal years and the nine months ended December 31, 2001 to the returns of the Russell 2000 Index and the returns of a peer group index comprised of other publicly-traded companies within the healthcare industry.  The graph assumes the investment of $100 on March 31, 1999 in the Company’s Common Stock and each of the indices, and the reinvestment of all dividends paid during the period of the securities comprising the indices.

In addition to the Company, the peer group includes the following companies:  Amedisys Inc.; Apria Healthcare Group Inc.; Beverly Enterprises Inc.; Gentiva Health Services Inc.; ManorCare Inc.; National Home Health Care Corporation; New York Health Care Inc.; Res-Care, Inc.; and Sunrise Senior Living Inc.

COMPARISON OF 69 MONTH CUMULATIVE TOTAL RETURN*

AMONG ALMOST FAMILY, INC., THE RUSSELL 2000 INDEX

AND A PEER GROUP

* $100 invested on 3/31/99 in stock or index-including reinvestment of dividends.

Fiscal year ending December 31.

Almost Family - NASNM

	Cumulative Total Return
	3/99	3/00	3/01	12/01	12/02	12/03	12/04

ALMOST FAMILY, INC.	100.00	140.65	306.25	797.50	347.00	447.50	722.50
RUSSELL 2000	100.00	137.29	116.25	127.43	101.33	149.21	176.56
PEER GROUP	100.00	61.80	99.87	116.35	90.53	155.66	177.74

STOCKHOLDER PROPOSALS

Under Rule 14a-8 promulgated under the Exchange Act, stockholders may present proposals to be included in the Company proxy statement for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner.  Any such proposal must comply with Rule 14a-8.

The Company’s by-laws, copies of which are available from the Company’s Secretary, require stockholders who intend to propose business for consideration by stockholders at an annual meeting, other than stockholder proposals that are included in the proxy statement, to give written notice to the President or Secretary of the Company not less than thirty days before the annual meeting.  This notice must include a brief description of the business desired to be brought before the annual meeting, the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any other stockholders known to support such business, the class and number of shares of the Company which are beneficially owned by such stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to support such business on the date of such notice and any material interest the stockholder has in such business.  Similar requirements are set forth in the Company’s by-laws with respect to stockholders desiring to nominate candidates for election as director.  See “Policy Regarding Consideration of Candidates for Director” in this proxy statement for more information.  If a stockholder submitting a matter to be raised at the Company’s next annual meeting or a candidate for election as director desires that such matter or candidate be included in the Company’s proxy statement, such matter or candidate must be submitted to the Company no later than December 16, 2005.

SEC rules set forth standards for what stockholder proposals the Company is required to include in a proxy statement for an annual meeting.

STOCKHOLDERS’ COMMUNICATIONS WITH THE BOARD

Stockholders that want to communicate in writing with the Board, or specified directors individually, may send proposed communications to the Company’s Secretary, C. Steven Guenthner, Almost Family, Inc., 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky 40223.  The proposed communication will be reviewed by the Audit Committee and the general counsel.  If the communication is appropriate and serves to advance or improve the Company or its performance, contains no objectionable material or language, is not unreasonable in length, is directly applicable to the business of the Company, it is expected that the communication will receive favorable consideration for presentation to the Board or appropriate director(s).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes in stock ownership and to provide the Company with copies of all such filed forms.  Based solely on its review of such copies or written representations from reporting persons, the Company believes that all reports were filed on a timely basis during fiscal 2004, except Todd Lyles filed one late Section 16 form reporting a gift of 1,000 shares.

FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, accompanies this proxy statement.  The Company’s Annual Report does not form any part of the material for solicitation of proxies.

Any stockholder who wishes to obtain a copy of the Company’s Annual Report on From 10-K for fiscal 2004, which includes financial statements and financial statement schedules, and is required to be filed with the Securities and Exchange Commission, may send a written request to C. Steven Guenthner, Almost Family, Inc., 9510 Ormsby Station Road, Suite 300, Louisville, Kentucky 40223.  The Company charges $0.25 per page for exhibits to cover the Company’s costs in furnishing such copies.

OTHER BUSINESS

The Board is not aware of any other matters to be presented at the Annual Meeting other than those set forth herein and routine matters incident to the conduct of the meeting.  If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy, or their substitutes, intend to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

C. Steven Guenthner
Secretary

Louisville, Kentucky

April 15, 2005

APPENDIX A

Almost Family, Inc.
Amended and Restated
Audit Committee Charter

The Board of Directors of Almost Family, Inc. has appointed an Audit Committee pursuant to authorization in Section 3.6 of the Company’s Bylaws. The objectives, composition, and responsibilities of the Audit Committee are as follows:

Objectives

The primary objective of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility relating to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independence and performance of the Company’s auditors, and (iv) the Company’s internal controls and financial reporting practices. In addition, the Committee will maintain open lines of communication among the Board, management, and the Company’s independent auditors on these matters.

Composition

The Committee shall consist of not fewer than three directors, none of whom (except in extraordinary and limited circumstances, which shall in any case be limited to two years of service, shall be (nor in the previous three years shall have been) an officer or employee of the Company or of any subsidiary or affiliated company or otherwise deemed not to be an “independent director” under applicable regulatory requirements. Each Committee member shall be able to read and understand fundamental financial statements at the time of their appointment. At least one member will have past experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Additional criteria, if any, for membership shall be determined by the Board of Directors consistent with governing rules, regulations and exchange requirements. Each year, one of the members having such financial background shall be appointed Chairman of the Committee by the full Board of Directors, such Chairman of the Committee being an “independent director.”

Responsibilities

•                                          The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information to the Committee or its advisors as necessary. In addition, the Committee shall meet privately with the Company’s independent auditors and shall review annually the audit plan of the Company’s independent auditors before the start of such audit.

•                                          The Committee shall report its activities to the full Board of Directors on a regular basis.

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•                                          The Committee shall review the effectiveness of independent auditors through regular meetings with them and shall have the ultimate responsibility for selection, evaluation, and replacement of independent auditors to audit the financial statements of the Company and approval of the fees paid to such independent auditors.

•                                          The Committee shall review annually and discuss with the auditors all relevant matters and shall review significant relationships the auditors have with the Company to determine the auditors’ independence, including non-auditing services; in that regard, the Committee shall require the auditors to submit, in advance of the performance of such services, a formal written statement regarding relationships and services which may affect objectivity and independence, and shall take appropriate action to address the auditors’ independence, including, but not limited to, approving or disapproving any proposed non-audit services, whenever necessary.

•                                          The Committee shall review with financial management and the independent auditors the Form 10-Q, including the results of the independent auditors review of the quarterly financial statements, before its filing or before the release of earnings.

•                                          The Committee shall review filings with the SEC and other published documents containing the Company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

•                                          The Committee shall review annually with management and the independent auditors the need for and/or status of any internal audit activities to be performed during the ensuing year, the manner in which such activities will be carried out, and the coordination of such activities with the independent auditors.

•                                          The Committee shall discuss with the independent auditors and monitor the adequacy of the Company’s internal controls by reviewing audit recommendations and management’s response and actions to correct identified deficiencies.

•                                          The Committee shall review the Company’s annual financial statements with management and the independent auditors. The Committee shall discuss with the independent auditors its judgment about the quality, not just the acceptability, of significant accounting principles, accounting changes, and underlying estimates.

•                                          The Committee shall identify and direct special projects, hold special meetings, or perform any other actions it believes are necessary in order to perform its oversight function.

•                                          The Committee shall have the authority to consult with and retain legal, accounting and other experts as it believes are necessary in order to perform its overnight function, such authority to include the funds required to engage such advisors.

2

•                                          The Committee shall review an analysis prepared by management and the independent auditors of significant reporting issues, critical accounting policies and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

•                                          The Committee shall review with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•                                          The Committee shall meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•                                          The Committee shall review major changes to the Company’s auditing or accounting principles, practices or critical accounting policies as suggested by the independent auditors, internal auditors or management.

•                                          The Committee shall review the experience and qualifications of the senior members of the independent auditors’ audit team and the quality control procedures of the independent auditors.

•                                          The Committee shall recommend guidelines for the Company’s hiring of employees of the independent auditors who were engaged on the Company’s account.

•                                          The Committee shall obtain from the independent auditors assurances that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

•                                          The Committee shall be responsible for any review with management and the independent auditors of any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•                                          The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•                                          The Committee shall review with the independent auditors any problems or difficulties the accountants may have encountered and any management letter provided by the accountants and the Company’s response to that letter.  Such review shall include any difficulties encountered in the course of the audit work, including any restrictions on scope of activities or access to required information, and any disagreements with management.

3

•                                          The Committee shall review with the Company’s legal counsel matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or government agencies.

•                                          The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company and ensure that such complaints are treated confidentially and anonymously.

•                                          The Committee shall review and approve all related-party transactions.

•                                          The Committee shall review and reassess annually the adequacy of this Charter.

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☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY ALMOST FAMILY, INC.

ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

			For	With- hold	For All Except
		1. ELECTION OF DIRECTORS: (except as marked to the contrary below):	☐	☐	☐

The undersigned, a stockholder of ALMOST FAMILY, INC., a Delaware corporation (the “Company”), hereby appoints WILLIAM B. YARMUTH and C. STEVEN GUENTHNER, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting on Monday, May 16, 2005, at 9:00 a.m. local time, and at any adjournment thereof.

The undersigned hereby instructs said proxies or their substitutes:

William B. Yarmuth, Steven B. Bing, Donald G. McClinton,
Tyree G. Wilburn, Jonathan D. Goldberg, Wayne T. Smith
and W. Earl Reed, III and Henry M. Altman, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
		2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP as independent auditors for the Company.	☐	☐	☐

3. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting.

Please be sure to sign and date this Proxy in the box below.	Date

This proxy, when properly executed, will be voted in accordance with any directions hereinbefore given.  UNLESS OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR ELECTION OF THE INDIVIDUALS NOMINATED AS DIRECTORS AND FOR APPROVAL OF PROPOSAL 2.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

Stockholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided

ALMOST FAMILY, INC.
9510 Ormsby Road, Suite 300, Louisville, Kentucky 40223

Please sign exactly as name appears on label. If shares are held by joint tenants, all parties in the joint tenancy must sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.